Insurance service expense (Tables)	6 Months Ended
Jun. 30, 2023
Insurance Contracts [Abstract]
Insurance service expense

	Half-year to 30 June 2023
	Life £m	Non-life £m	Total £m

Incurred claims and other directly attributable expenses	966	236	1,202
Changes that relate to past service: adjustment to liabilities for incurred claims	1	(45)	(44)
Changes that relate to future service: losses and reversal of losses on onerous contracts	26	(4)	22
Amortisation of insurance acquisition assets	40	18	58
Net impairment loss on insurance acquisition assets	–	–	–
Total insurance service expense	1,033	205	1,238

	Half-year to 30 June 2022
	Life £m	Non-life £m	Total £m

Incurred claims and other directly attributable expenses	896	239	1,135
Changes that relate to past service: adjustment to liabilities for incurred claims	4	(16)	(12)
Changes that relate to future service: losses and reversal of losses on onerous contracts[1]	265	1	266
Amortisation of insurance acquisition assets	37	21	58
Net impairment loss on insurance acquisition assets	–	–	–
Total insurance service expense	1,202	245	1,447

	Half-year to 31 December 2022
	Life £m	Non-life £m	Total £m

Incurred claims and other directly attributable expenses	855	236	1,091
Changes that relate to past service: adjustment to liabilities for incurred claims	(4)	73	69
Changes that relate to future service: losses and reversal of losses on onerous contracts[1]	1,221	1	1,222
Amortisation of insurance acquisition assets	48	(28)	20
Net impairment loss on insurance acquisition assets	14	–	14
Total insurance service expense	2,134	282	2,416
[1]    During 2022, the Group enhanced its existing longstanding and workplace pension business through the addition of a drawdown feature. The Group applied judgement to determine that if the drawdown feature had been included in the contract terms at inception, the modified contracts would have had a substantially different contract boundary. As a result IFRS 17 required the existing contracts to be derecognised and the modified contracts to be recognised as new contracts. Judgement was also applied in determining the premium that would have been charged had the Group entered into a contract with the new contract’s terms at the date of modification. The contracts were modified throughout 2022, in line with the dates of policyholder communication of enhanced benefits. The impact is set out below:
–The Group derecognised existing CSM relating to contracts modified of £399 million, net of reinsurance, and recognised CSM of £1,730 million, net of reinsurance, relating to the new contracts recognised. During 2022, the CSM increased by £1,331 million and will be released to the income statement in the future, in line with service provided. The new CSM is larger than the previously existing CSM as (i) there were no acquisition costs incurred following modification and (ii) the CSM for those contracts that were originally recognised prior to 1 January 2016 was previously calculated using the fair value approach on transition.
–The new CSM also includes additional future profit of £89 million expected to emerge from the addition of a drawdown feature, as a result of the increase in the expected length of the contract services period for this business. There has been an equivalent change in the fulfilment cashflows arising upon contract modification.